CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Legg Mason Partners Lifestyle Series, Inc. — Legg Mason Partners Variable Lifestyle High Growth Portfolio (the “Registrant”), each certify to the best of his knowledge that:

1.     The Registrant’s periodic report on Form N-CSR for the period ended July 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Legg Mason Partners Lifestyle Series, Inc. — Legg Mason Partners Variable Lifestyle High Growth Portfolio /s/ R. Jay Gerken R. Jay Gerken Date: October 6, 2006	Chief Financial Officer Legg Mason Partners Lifestyle Series, Inc. — Legg Mason Partners Variable Lifestyle High Growth Portfolio /s/ Robert J. Brault Robert J. Brault Date: October 6, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Legg Mason Partners Lifestyle Series, Inc. — Legg Mason Partners Variable Lifestyle Growth Portfolio (the “Registrant”), each certify to the best of his knowledge that:

1.     The Registrant’s periodic report on Form N-CSR for the period ended July 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Legg Mason Partners Lifestyle Series, Inc. — Legg Mason Partners Variable Lifestyle Growth Portfolio /s/ R. Jay Gerken R. Jay Gerken Date: October 6, 2006	Chief Financial Officer Legg Mason Partners Lifestyle Series, Inc. — Legg Mason Partners Variable Lifestyle Growth Portfolio /s/ Robert J. Brault Robert J. Brault Date: October 6, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Legg Mason Partners Lifestyle Series, Inc. — Legg Mason Partners Variable Lifestyle Balanced Portfolio (the “Registrant”), each certify to the best of his knowledge that:

1.     The Registrant’s periodic report on Form N-CSR for the period ended July 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Legg Mason Partners Lifestyle Series, Inc. — Legg Mason Partners Variable Lifestyle Balanced Portfolio /s/ R. Jay Gerken R. Jay Gerken Date: October 6, 2006	Chief Financial Officer Legg Mason Partners Lifestyle Series, Inc. — Legg Mason Partners Variable Lifestyle Balanced Portfolio /s/ Robert J. Brault Robert J. Brault Date: October 6, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.